Nationwide Dow Jones® Risk-Managed Income ETF
Schedule of Investments
May 31, 2022 (Unaudited)
Shares		Security Description		Value
		COMMON STOCKS - 102.9%
		Communication Services - 3.3%
6,400		Verizon Communications, Inc.		$328,256
6,400		Walt Disney Company (a)		706,816
				1,035,072
		Consumer Discretionary - 13.8%
6,400		Home Depot, Inc.		1,937,600
6,400		McDonald’s Corporation		1,614,144
6,400		NIKE, Inc. - Class B		760,640
				4,312,384
		Consumer Staples - 7.9%
6,400		Coca-Cola Company		405,632
6,400		Procter & Gamble Company		946,432
6,400		Walgreens Boots Alliance, Inc.		280,512
6,400		Walmart, Inc.		823,232
				2,455,808
		Energy - 3.6%
6,400		Chevron Corporation		1,117,824
		Financials - 16.6%
6,400		American Express Company		1,080,448
6,400		Goldman Sachs Group, Inc.		2,091,840
6,400		JPMorgan Chase & Company		846,272
6,400		Travelers Companies, Inc.		1,145,856
				5,164,416
		Health Care - 21.1%
6,400		Amgen, Inc.		1,643,136
6,400		Johnson & Johnson		1,148,992
6,400		Merck & Company, Inc.		588,992
6,400		UnitedHealth Group, Inc.		3,179,392
				6,560,512
		Industrials - 14.2%
6,400		3M Company		955,456
6,400		Boeing Company (a)		840,960
6,400		Caterpillar, Inc.		1,381,440
6,400		Honeywell International, Inc.		1,239,168
				4,417,024
		Information Technology - 21.0%
6,400		Apple, Inc.		952,576
6,400		Cisco Systems, Inc.		288,320
6,400		Intel Corporation		284,288
6,400		International Business Machines Corporation		888,576
6,400		Microsoft Corporation		1,739,968
6,400		Salesforce, Inc. (a)		1,025,536
6,400		Visa, Inc. - Class A		1,357,888
				6,537,152
		Materials - 1.4%
6,400		Dow, Inc.		435,072
		TOTAL COMMON STOCKS (Cost $33,985,738)		32,035,264

Contracts			Notional Amount
		PURCHASED OPTIONS (b) - 0.1%
971		Dow Jones Industrial Average Index Put, Expiration: 06/17/2022, Exercise Price: $280.00	$32,033,290	36,898
		TOTAL PURCHASED OPTIONS (Cost $109,887)		36,898
Shares
		SHORT-TERM INVESTMENTS - 0.7%
218,076		Invesco Government & Agency Portfolio - Institutional Class, 0.67% (c)		218,076
		TOTAL SHORT-TERM INVESTMENTS (Cost $218,076)		218,076

		Total Investments (Cost $34,313,701) - 103.7%		32,290,238
		Liabilities in Excess of Other Assets - (3.7)%		(1,150,242)
		TOTAL NET ASSETS - 100.0%		$31,139,996

		Percentages are stated as a percent of net assets.
	(a)	Non-income producing security.
	(b)	Exchange traded.
	(c)	Rate shown is the annualized seven-day yield as of May 31, 2022.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Nationwide Dow Jones® Risk-Managed Income ETF
Schedule of Written Options
May 31, 2022 (Unaudited)
Contracts		Security Description	Notional Amount	Value
		WRITTEN OPTIONS (a) - (3.9)%
(971)		Dow Jones Industrial Average Index Call, Expiration: 06/17/2022, Exercise Price: $320.00	$(32,033,290)	$(1,213,750)
		TOTAL WRITTEN OPTIONS (Premiums Received $338,275)		$(1,213,750)

	(a)	Exchange traded.

Summary of Fair Value Disclosure at May 31, 2022 (Unaudited)

The Fund utilizes various methods to measure fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in marketplace, liquidity of markets, and other characteristics particular to security.

To the extent that the valuation is based on models or inputs that are less observable or unobservable in market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2022:

Nationwide Dow Jones® Risk-Managed Income ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$32,035,264	$-	$-	$32,035,264
Purchased Options	-	36,898	-	36,898
Short-Term Investments	218,076	-	-	218,076
Total Investments in Securities	$32,253,340	$36,898	$-	$32,290,238

Liabilities^	Level 1	Level 2	Level 3	Total
Written Options	$-	$1,213,750	$-	$1,213,750
Total Written Options	$-	$1,213,750	$-	$1,213,750

^ See Schedule of Investments and Schedule of Written Options for further disaggregation of investment categories.
For the period ended May 31, 2022, the Fund did not recognize any transfers to or from Level 3.